Mackenzie Series Trust

                        Mackenzie Limited Term Municipal Fund
                          Mackenzie National Municipal Fund
                         Mackenzie California Municipal Fund
                          Mackenzie New York Municipal Fund


                            Supplement Dated June 20, 1997
                         to Prospectus Dated October 25, 1996

                                          #

                           Mackenzie Series Trust Officers:
                             Michael G. Landry, Chairman
                             Keith J. Carlson, President
                        C. William Ferris, Secretary/Treasurer



          PROPOSED REORGANIZATION TRANSACTIONS

               Mackenzie Investment Management Inc. ("MIMI"), investment adviser to each of Mackenzie Limited Term Municipal Fund, Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund (the "Mackenzie Municipal Funds"), has entered into a definitive asset purchase agreement (the "Agreement") with Thornburg Management Company, Inc. ("TMC"), investment adviser to the series of Thornburg Investment Trust and Thornburg Limited Term Municipal Fund, Inc. (the "Thornburg Municipal Funds"), pursuant to which, among other things, TMC has agreed to purchase from MIMI certain assets relating to the Mackenzie Municipal Funds.

               The Agreement also contemplates the proposed combination of certain of the Mackenzie Municipal Funds into certain series of the Thornburg Municipal Funds. In this connection, the Trustees of Mackenzie Series Trust (the "Trust") have determined that the following reorganization transactions, each of which is expected to be a tax-free reorganization, would be in the best interests of the respective Mackenzie Municipal Fund's shareholders and have approved by unanimous written consent an Agreement and Plan of Reorganization relating to each reorganization transaction.

          MACKENZIE MUNICIPAL FUND reorganized    THORNBURG MUNICIPAL FUND
                                   into
          Mackenzie Limited Term                  Thornburg Limited Term
          Municipal Fund                          Municipal Fund - National
                                                  Portfolio

          Mackenzie National                      Thornburg Intermediate
          Municipal Fund                          Municipal Fund














          Mackenzie California                    Thornburg Limited Term
          Municipal Fund                          Municipal Fund -
                                                  California Portfolio

          Mackenzie New York                      Thornburg New York
          Municipal Fund                          Intermediate Municipal
                                                  Fund

          As a result of such transactions, the Mackenzie Municipal Fund shareholders will become Thornburg Municipal Fund shareholders. These transactions are subject to shareholder and regulatory approval, and are expected to close in early September.

               Effective June 20, 1997, the Class B shares of each Mackenzie Municipal Fund will no longer be offered to the public.




                                   [logo] Mackenzie
                              Via Mizner Financial Plaza
                              700 South Federal Highway
                              Boca Raton, Florida  33432
                                    1-800-456-5111


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